Acquisitions	12 Months Ended
Mar. 31, 2014
Acquisitions

3. Acquisitions

On July 1, 2011, NIDEC acquired all of the voting rights of Sanyo Seimitsu Co., Ltd. which consists of small precision motor product category, particularly vibration motors for mobile phones of Sanyo Electric Co., Ltd., in order to further develop and expand our small precision motor product category by effectively using the operational resources of, and efficiently developing new products and expanding sales opportunities for small precision motor product category. Sanyo Seimitsu Co., Ltd. was subsequently renamed Nidec Seimitsu Corporation. This acquisition did not have a material impact on NIDEC’s consolidated financial position, results of operations or liquidity.

On April 2, 2012, NIDEC acquired all of the voting rights in The Minster Machine Company (“Minster”), which consists of machinery product category, particularly medium-sized and large-sized high-speed, high-rigidity press machines and large-sized press machines for dies for motor parts for cash of ¥9,202 million, in order to continue to pursue NIDEC’s group-wide growth strategy by seeking to increase sales by expanding our business not only in NIDEC’s existing electronic parts market but also in wider markets, including the beverage can and automobile parts markets. The Minster Machine Company was subsequently renamed Nidec Minster Corporation.

On May 31, 2012, NIDEC acquired all of the voting rights in Ansaldo Sistemi Industriali S.p.A. (“Nidec ASI”), an Italian company, which consists of automotive, appliance, commercial and industrial products business for cash of ¥36,564 million, where NIDEC has increasingly focused our efforts as one of the principal growth area, in order to accelerate the global expansion of NIDEC’s industrial motor business by gaining sales platforms in markets where NIDEC currently does not have significant sales and by expanding NIDEC’s product offering to include a wide range of products that are currently not in our product portfolio. Ansaldo Sistemi Industriali S.p.A was subsequently renamed Nidec ASI S.p.A.

On September 28, 2012, NIDEC acquired all of the voting rights in Avtron Industrial Automation, Inc. (“Avtron”), which consists of rich system engineering resources, experience, the customer relationship and a sales channel in North America for cash of ¥4,861 million, in order to strengthen the industrial motor and automation solutions business and accelerate our strategy to achieve synergies with acquired companies.

On October 2, 2012, NIDEC acquired 51.4% of the voting rights of SCD Co., Ltd. (“SCD”), a South Korean company, which consists of development, manufacturing and sale of motor drive units for refrigerators and motors for air conditioners for cash of ¥3,305 million, in order to gain an opportunity to enter into business with South Korean home appliance manufacturers that have a strong presence in emerging economies, and seek to expand sales of its rich product line-up.

On November 1, 2012, NIDEC acquired all of the voting rights in Kinetek Group Inc. (“Kinetek”), which conducts its commercial motor business on a global basis and occupies a leading position in various markets for commercial motors used in such end-products as elevators/escalators, commercial food refrigerators, floor care equipment, golf and utility vehicles, material handling vehicles and aerial lifts for cash of ¥35,697 million, in order to strengthen NIDEC’s commercial motor business.

On December 28, 2012, NIDEC acquired 51.0% of the voting rights of Nidec Kaiyu Auto Electric (Jiangsu) Co., Ltd. (“Kaiyu”), a Chinese company, which consists of development, manufacturing and sale of brush motors for electric power steering (“EPS”) systems and automotive fans for cash of ¥1,018 million, in order to acquire technologies for brush motors for EPS systems, which NIDEC currently does not possess, and business opportunities in the Chinese automobile market, new entry into which has been difficult.

On January 1, 2014, NIDEC acquired all of the voting rights in Mitsubishi Materials C.M.I. Corporation (“CMI”), a Japanese company, which consists of development, manufacturing and sale of small motors, electric contact products and other products for cash of ¥5,228 million, in order to strengthen our automotive product business and enhance our product portfolio.

On March 31, 2014, NIDEC acquired all of the voting rights in Honda Elesys Co., Ltd. (“Elesys”), a Japanese company, which consists of development, manufacturing and sale of automobile electronic control units for car bodies for cash of ¥24,320 million, mainly in order to combine our EPS motors with Elesys’ electronic control units (ECU) to be transformed into a module business, and create sales synergies by utilizing Nidec Group’s sales network for automotive motors.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date.

	Yen in millions
	January 1, 2014	March 31, 2014
	CMI	Elesys
Cash and cash equivalents	¥1,081	¥5,759
Accounts receivable	1,323	5,176
Inventories	2,155	4,600
Other current assets	683	1,483
Property, plant and equipment	4,538	6,803
Goodwill	2,114	9,668
Intangible assets	55	58
Other non-current assets	790	657

Total assets acquired	12,739	34,204

Accounts payable	(1,420)	(6,618)
Other current liabilities	(2,834)	(2,417)
Other non-current liabilities	(3,256)	(849)

Total liabilities assumed	(7,510)	(9,884)

Noncontrolling interests	(1)	—

Net assets acquired	¥5,228	¥24,320

Pursuant to ASC 805 “Business Combinations,” previous year’s consolidated financial statements have been retrospectively adjusted to reflect our valuation of the fair values of the assets acquired and the liabilities assumed upon the acquisition of SCD and Kaiyu in the fiscal year ended March 31, 2013. During the three months ended September 30, 2013, NIDEC completed our valuation of such assets and liabilities of SCD and Kaiyu.

In addition, NIDEC is currently evaluating the fair values of the assets acquired and the liabilities assumed upon the acquisitions of CMI and Elesys. These assets and liabilities have been recorded on our consolidated balance sheet based on preliminary management estimation as of March 31, 2014. We continue to gather information to evaluate primarily property, plant and equipment and intangible assets that we have acquired.

Operating Segment	Yen in millions
	Amount of Goodwill	Amount of Goodwill deductible for tax purposes
Nidec Sankyo	¥2,114	¥334
All Others	9,668	393

Total	¥11,782	¥727

Acquisition-related cost of ¥147 million was included in selling, general and administrative expenses in the consolidated statement of income for the year ended March 31, 2014.

The following represents the unaudited pro forma results of operations of NIDEC for the years ended March 31, 2013 and 2014, as if the acquisition in these companies had occurred on April 1, 2012. The unaudited pro forma results of operations are presented for comparative purposes only and are not necessarily indicative of the results of operations that may occur in the future or that would have occurred had the acquisitions been in effect on the dates indicated.

	Yen in millions
	For the year ended March 31 (Unaudited)
	2013	2014
Pro forma net sales	¥787,716	¥928,910
Pro forma net income	9,378	57,788

	Yen
Pro forma net income attributable to Nidec Corporation per share
—basic	¥34,81	¥212.40
—diluted	32.32	198.72

Note: NIDEC implemented a two-for-one stock split on our common stock as of April 1, 2014. Each pro forma net income attributable to Nidec Corporation per share has been adjusted to reflect the effect of the stock split.